NUMBER

SP

COMMON STOCK

SOUTHPEAK™

SOUTHPEAK INTERACTIVE CORPORATION

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

SHARES

COMMON STOCK

SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP 844649 10 3

This Certifies that

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES, PAR VALUE OF $.0001 PER SHARE, OF THE COMMON STOCK OF

SOUTHPEAK INTERACTIVE CORPORATION

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate shall not be valid unless countersigned by the Transfer Agent and registered by the Registrar.

Witness the seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

SOUTHPEAK INTERACTIVE CORPORATION CORPORATE SEAL DELAWARE *

SECRETARY

CHIEF EXECUTIVE OFFICER AND PRESIDENT

COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY
(New York, NY)
TRANSFER AGENT AND REGISTRAR

BY:

AUTHORIZED SIGNATURE

AMERICAN BANK NOTE COMPANY 711 ARMSTRONG LANE COLUMBIA, TENNESSEE 38401 (931) 388-3003	PRODUCTION COORDINATOR: DENISE LITTLE 931-490-1706 PROOF OF: MAY 20, 2008 SOUTHPEAK CORPORATION TSB 30048 FC
SALES: CHARLES SHARKEY 302-731-7088	OPERATOR: AP/CM/AP
7 / LIVE JOBS / S / Southpeak 30048 FC	REV. 3

PLEASE INITIAL THE APPROPRIATE SELECTION FOR THIS PROOF: ____ OK AS IS ____ OK WITH CHANGES ____ MAKE CHANGES AND SEND ANOTHER PROOF

Colors Selected for Printing: Logo prints black and 50% black. Intaglio prints in SC-3 dark green.

COLOR: This proof was printed from a digital file or artwork on a graphics quality, color laser printer. It is a good representation of the color as it will appear on the final product. However, it is not an exact color rendition, and the final printed product may appear slightly different from the proof due to the difference between the dyes and printing ink.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM – as tenants in common
TEN ENT – as tenants by the entireties
JT TEN – as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT–..................Custodian.....................
(Cust) (Minor)
under Uniform Gifts to Minors
Act.................................
(State)

Additional abbreviations may also be used though not in the above list.

For value received, ______________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

____

____

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

____

____

______________________________ Shares

of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ______________________________

______________________________ Attorney

to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated, ____________________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:

____

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

AMERICAN BANK NOTE COMPANY 711 ARMSTRONG LANE COLUMBIA, TENNESSEE 38401 (931) 388-3003	PRODUCTION COORDINATOR: DENISE LITTLE 931-490-1706 PROOF OF: MAY 12, 2008 SOUTHPEAK CORPORATION TSB 30048 BK
SALES: CHARLES SHARKEY 302-731-7088	OPERATOR: AP
7 / LIVE JOBS / S / Southpeak 30048 BK	New

PLEASE INITIAL THE APPROPRIATE SELECTION FOR THIS PROOF: ____ OK AS IS ____ OK WITH CHANGES ____ MAKE CHANGES AND SEND ANOTHER PROOF